UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 1, 2024

CSW INDUSTRIALS, INC.
(Exact name of registrant as specified in charter)

Delaware	001-37454	47-2266942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5420 Lyndon B. Johnson Freeway, Suite 500
Dallas, Texas 75240
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 884-3777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CSWI	Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 1, 2024, the Board of Directors (the “Board”) of CSW Industrials, Inc. (the “Company”) elected Mr. Darron Ash as a new member of the Board. Mr. Ash brings extensive executive and board leadership experience and deep financial and operational expertise to the Company’s Board. Mr. Ash currently serves as Chief Executive Officer of Sammons Enterprises, Inc. (“Sammons”), a diverse global holding company, a position he has held since January 2023. Mr. Ash joined Sammons Enterprises in 2006 as its Chief Financial Officer, and in June 2015 he was appointed to the Executive Committee of Sammons’ Board of Directors, on which he continues to serve. Mr. Ash began his career in public accounting, and prior to joining Sammons, he served in financial leadership roles in the private equity, consumer products manufacturing, professional services, and real estate sectors.

In connection with his election to the Board, Mr. Ash has also been appointed as a member of the Board’s Compensation & Talent Development Committee. The Board has made an affirmative determination that Mr. Ash qualifies as an independent director under Nasdaq rules and the Company’s standards for director independence. Additionally, Mr. Ash is “financially sophisticated” as defined under Nasdaq rules. There is no arrangement or understanding between Mr. Ash and any other person pursuant to which he was to be selected as a director. There have been no transactions directly or indirectly involving Mr. Ash that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934.

Mr. Ash will be compensated for his service on the Board in accordance with the Company’s compensatory and other arrangements for non-employee directors, which are described in detail in the Company’s definitive proxy statement dated July 14, 2023, under the heading “Board of Directors Compensation.”

A copy of the press release issued by the Company announcing the election of Mr. Ash is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this report by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press release dated June 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 3, 2024

By:	/s/ Luke E. Alverson

Name:	Luke E. Alverson
Title:	Senior Vice President, General Counsel & Secretary